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                                                                       EXHIBIT 4



Number                                                                  Shares
A                                                                       ______
__________% Noncumulative Perpetual
            Preferred Stock, Series A
Stated Value $25.00 per share

                         [TAYLOR CAPITAL GROUP, INC.]


                                                   CUSIP 876851 20 5

                                          SEE REVERSE FOR CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to Certify that




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE _________% NONCUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A, OF

Taylor Capital Group, Inc. transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, Taylor Capital Group, Inc. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.


        Dated:



                                    [SEAL]


/s/                                             /s/
CHIEF FINANCIAL OFFICER AND SECRETARY           CHAIRMAN OF THE BOARD AND
                                                CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
COLE TAYLOR BANK
  Transfer Agent and Registrar

By:
    Authorized Signature



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                          TAYLOR CAPITAL GROUP, INC.


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH IT IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT ___ Custodian_____
TEN ENT - as tenants by the entireties                    (Cust)        (Minor)
JT TEN  - as joint tenants with right of         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act__________
          in common                                                  (State)

Additional abbreviations may also be used though not in the above list.

        For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________________
/_______________________________________/
________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                       INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

                                X______________________________________________

                                X______________________________________________
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

BY_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.